SUPPLEMENT DATED FEBRUARY 28, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco International Diversified Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
George R. Evans, CFA	Portfolio Manager	2019 (predecessor fund 2005)

Robert B. Dunphy, CFA	Portfolio Manager	2023

The following information replaces in its entirety the heading and the information appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectus:
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
George R. Evans, CFA, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Evans managed the predecessor fund since 2005 and was associated with OppenheimerFunds, a global asset management firm, since 1990.
▪
Robert B. Dunphy, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Dunphy was associated with OppenheimerFunds, a global asset management firm, since 2004.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The following information is added after the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – INVESTMENTS” in Appendix H of the SAI:
Robert B. Dunphy began serving on Invesco International Diversified Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Dunphy did not beneficially own any securities of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – ASSETS MANAGED” in Appendix H of the SAI:
Robert B. Dunphy began serving on Invesco International Diversified Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Dunphy managed 2 other registered investment companies with a total of approximately $7.5 billion in assets, 2 other pooled investment vehicles with a total of approximately $376.7 million in assets and 3 other accounts with a total of approximately $530.9 million in assets.
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